Offerings - Offering: 1	Sep. 23, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 16,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00
Offering Note	Issuer is a feeder fund in a master-feeder structure and invests substantially all of its assets in GCM Grosvenor Core Absolute Return Master Fund, LLC (the "Master Fund"). All Shares, if any, repurchased from investors of the Issuer by the Issuer, will have corresponding repurchases of limited liability company interests of the Master Fund from the Issuer. The Master Fund pays tender offer registration fees for its corresponding tender offer, which is also subject to Rule 13e-4. Issuer avails itself of SEC staff no-action relief applicable to feeder funds for fees on shares they offer to repurchase from the public. See Ironwood Multi-Strategy Fund LLC and Ironwood Institutional Multi-Strategy Fund LLC, SEC No-Action Letter (pub. avail. April 19, 2017).